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                                                                  EXHIBIT 10.133


                          FIFTH AMENDMENT TO AGREEMENT

            This is the fifth amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey ("MERCK") and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc- ("Axys") made as of November 6, 1996 (the "Agreement"). The purpose of this fifth amendment is to extend the research term of the collaboration through November 5, 2001.

            1. In accordance with the provisions of Section 2.8 and Section 5.2(d) of the Agreement and subject to MERCK's right to terminate the Research Program and the Agreement in accordance with Section 8.2, the Research Program Term is extended through November 5, 2001 and the parties agree that eleven (11) FTEs will be required during the period November 6, 2000 through November 5,
2001 payable at an annual rate of         **         per FTE.

            2. Attachment 2.1 setting forth the Research Program is hereby amended to include the additional work set forth in the attachment to this fifth amendment.

            3. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998, the third amendment dated November 18, 1999, the fourth amendment dated March 3, 2000 and this fifth amendment contain the entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second, third, fourth and fifth amendments. All other terms and conditions of the Agreement, as amended, continue in full force and effect. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

            IN WITNESS WHEREOF, the parties have entered into this Amendment as of November, 2000.

MERCK & CO., INC.                           AXYS PHARMACEUTICALS, INC.
BY:                                         BY: /s/ MICHAEL C. VENUTI  11/6/00
    ------------------------------              ------------------------------
                                                Michael C. Venuti, Ph.D.
                                                Sr. VP Research, Chief Technical
                                                Officer


* Confidential treatment has been requested by the Registrant.

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                                 ATTACHMENT 2.1

                                RESEARCH PROGRAM

The work outlined below, initiated during Q-IV 2000, and completed by November 5, 2001.

1.    Enzymology

      Axys will support its internal chemistry effort and primary enzyme assay screens to develop Active Compounds and to evaluate their specificity
      versus human         **         and       **       as well as cathepsins
              **        as required for specific compounds and studies. Merck
      will continue to perform HTS assays on the Merck sample collection at the designated Merck site. An Active Compound will be characterized and considered for further optimization towards identification of a Safety Assessment Candidate as defined by Merck in its sole discretion in year 2001 subject to bone safety proof of concept validation in rabbits by Merck in 3Q01

      **

3.    X-ray Crystallography

      Axys will supply to Merck the currently available high resolution crystal structures and coordinates and documentation relating to the recombinant human CatK-inhibitor complexes or humanized rabbit CatK-inhibitor complexes. Axys will provide to Merck the unpublished coordinates of all solved CatK, CatL, CatK-inhibitor complexes, and CatL-inhibitor complexes.

4.    Cell Biology/Immunology

NONE

5.    Molecular Biology

NONE

* Confidential treatment has been requested by the Registrant.


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                                                                  Attachment 2.1
                                                                Research Program

6.    Medicinal Chemistry

      With direct guidance from the designated Merck site, Axys and Merck will work to develop Program Compound. Axys and Merck will work together to deliver an Active Compound which will be characterized and further optimized towards identification of an additional Safety Assessment Candidate (SAC) as defined by Merck in its sole discretion in year 2001.
      The compound will be orally active and         **         fold selective
      versus other cathepsins and efficacious in         **         and
      **         model and otherwise meet the standard criteria as determined by
      Merck of a SAC. 4Q01.

      **

      **

      **

      **

      **

* Confidential treatment has been requested by the Registrant.


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                                                                  Attachment 2.1
                                                                Research Program

                                   APPENDIX A

        **


* Confidential treatment has been requested by the Registrant.



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                                                                  Attachment 2.1
                                                                Research Program

                                   APPENDIX B

        **

* Confidential treatment has been requested by the Registrant.




                                       4
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                                                                  Attachment 2.1
                                                                Research Program

                                   APPENDIX C

        **


* Confidential treatment has been requested by the Registrant.



                                       5
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                                                                  Attachment 2.1
                                                                Research Program

                                   APPENDIX D

        **

* Confidential treatment has been requested by the Registrant.















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